                                  EXHIBIT 10.1


                     LOAN  DOCUMENT MODIFICATION AGREEMENT
                     -------------------------------------
                      (No. 5., dated as of July 11,. 1997)
                      ------------------------------------


     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of July 11, 1997 by and between TRANSWITCH CORPORATION, a Delaware corporation with its principal place of business at 8 Progress Drive, Shelton, Connecticut 06484 (tile "Borrower")
                                                                   --------
and SILICON VALLEY BANK (the "Bank"), a California-chartered bank with its
                              ----
principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East."

     1 .    Reference to Existing Loan Documents
            ------------------------------------

     Reference is hereby made to that certain Commitment Letter dated as of July 1, 1993 between the Bank and the Borrower, as amended by letter amendments dated as of September 1, 1994 and March 21, 1995, and as further amended by loan modification agreements dated as of April 19, 1995, January 5, 1996 and December 31, 1996 (as so amended, and with the attached schedules and exhibits, the "Commitment Letter") and the Loan Documents referred to therein, including
 -----------------
without limitation that certain Amended and Restated Promissory Note of the Borrower dated December 31, 1996 (the "Working Capital Note") and that certain
                                       --------------------
Promissory Note (Equipment Line of Credit) dated December 31, 1996 (the "Equipment Line Note"), and the Security Instruments referred to therein.
 -------------------
Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Commitment Letter.

     2.     Effective Date.
            --------------

     This Agreement shall become effective as of July 11, 1997 (the "Effective
                                                                     ---------
Date"), provided that the Bank shall have received the following on or before
----
July 25, 1997 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

          (a)  two copies of this Agreement, duly executed by the Borrower;

          (b) an Amended and Restated Promissory Note (Working Capital Line of Credit) in the principal amount of $6,000,000 in the form enclosed herewith (the "Third Amended Working Capital Note"), duly executed by the
               ----------------------------------
Borrower;

          (c) an Amended and Restated Promissory Note (Equipment Line of Credit) in the principal amount of $2,000,000 in respect of the Equipment Line Commitment in the form enclosed herewith (the "Amended Equipment Line Note"),
                                               ---------------------------
duly executed by the Borrower;

          (d) evidence of the approval by your Board of Directors of this Agreement, the Third Amended Working Capital Note and the Amended Equipment Line Note; and

          (e) a check in the amount of $1,875 in payment of the fees of Sullivan & Worcester LLP, counsel to the Bank in connection with the transactions contemplated hereby.

     By the signature of its authorized officer below, the Borrower is hereby representing that, except as modified in Schedule 1 attached hereto, the
                                         ----------
representations of the Borrower set forth in the Loan Documents (including those contained in the Commitment Letter, as amended hereby) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrower confirm its authorization as to the debiting of its account with the Bank in the aggregate amount of $10,000 in order to pay the Bank's facility fee for the period up to and including the extended Commitment Expiration Date. Finally, the Borrower agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts outstanding under the Commitment Letter and the other Loan Documents.

     3.   Description of Change in Terms.
          ------------------------------
     As of the Effective Date, the Commitment Letter is modified in the following respects:

          (a) The first sentence of the first unnumbered paragraph of the Commitment Letter, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

          "Silicon Valley Bank (the 'Bank') is pleased to inform you that it has approved for TranSwitch Corporation (the 'Borrower'), subject to the terms set forth in this letter and the attached schedules (collectively referred to as the 'Commitment Letter'), the following credit facilities: (i) a working capital line of credit of $6,000,000 (the 'Working Capital Commitment'); and (ii) an equipment line of credit of $2,000,000 (the 'Equipment Line of Credit Commitment' and, together with the Working Capital Commitment, the 'Commitments')."

          (b) Subparagraphs (a) and (b) of numbered paragraph 1 of the Commitment Letter, as heretofore amended, are hereby amended and restated to read in their entirety as follows:

          "(a) a promissory note payable to the order of the Bank by the Borrower in the principal amount of $6,000,000 with respect to the Working Capital Commitment (as the same may be amended, modified or supplemented from time to time, the 'Working Capital Note');

          "(b) a promissory note payable to the order of the Bank by the Borrower in the principal amount of $2,000,000 with respect to the Equipment Commitment (as the same may be amended, modified or supplemented from time to time, the 'Equipment Line Note' and together with the Working Capital Note, the 'Notes'); "

          (c) Numbered paragraph 2 of the Commitment Letter, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

          "2.   The Working Capital Commitment will commence the date hereof and will expire on July 10, 1998 (the 'Working Capital Expiry Date'). The Equipment Line of Credit Commitment will commence December 31, 1996 and will expire on November 30, 1997 (the 'Equipment Expiry Date')."

          (d) The first sentence of numbered paragraph 3 of the Commitment Letter, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

          "Advances under the Working Capital Commitment shall bear interest at a fluctuating rate of interest equal to the Bank's Prime Rate (as defined below) plus three-quarters of one per cent (0.75%) per annum, and advances under the Equipment Line of Credit Commitment shall bear interest at a fluctuating rate of interest equal to the Bank's Prime Rate plus one per cent (1.0%) per annum. Borrower shall make payments of interest in respect of advances under the Working Capital monthly on the tenth (10th) day of each month and on the Working Capital Expiry Date."

          (e) Numbered paragraphs 21 through 25 of Schedule II to the Commitment Letter, as heretofore amended, are hereby amended and restated to read in their entirety as follows:

          "21.  Quick Ratio. The Borrower will not permit its Quick Ratio to be
                -----------
     less than 1.25 to 1 at the end of any month, commencing with the month ending July 31, 1997."

          "22.  Minimum Profitability. The Borrower will not permit Net Loss for
                ---------------------
     any fiscal quarter set forth below to exceed the amount set forth opposite such quarter:


                 Quarter Ending           Maximum Net Loss
                 --------------           ----------------
              June 30, 1997                 $1,200,000
              September 30, 1997            $1,300,000
              December 31, 1997             $  750,000
              Each quarter thereafter       $  600,000

          "23.  Leverage. The Borrower will not permit the ratio of Total Senior
                --------
     Liabilities to Tangible Net Worth at the end of any month, commencing with the month ending July 31, 1997, to be more than 1.25 to 1.

          "24.  Tangible Net Worth. The Borrower will not permit Tangible Net
                ------------------
     Worth at the end of any month, commencing with the month ending July 31, 1997, to be less than $11,000,000.

          "25.  Liquidity. The Borrower will not permit the sum of its
                ---------
     unrestricted cash on hand plus availability under the Working Capital Commitment to be less than $4,000,000 for any month, commencing with the month ending July 31, 1997."

          (f)   The Compliance Certificate referred to in Schedule 4(c) of
Schedule II to the Commitment Letter, as heretofore amended, is hereby deleted and replaced with the Compliance Certificate attached hereto as Exhibit A.

          (g) The definition of "Eligible Development Software" in Schedule III of the Commitment Letter, as heretofore amended, is hereby amended by deleting the date "December 31, 1996" appearing in the last line of subparagraph
(b) thereof and substituting the date "July 11, 1997."

          (h) The definition of "Eligible Equipment" in Schedule III of the Commitment Letter, as heretofore amended, is hereby amended by deleting the date "December 31, 1996" appearing in the last line of subparagraph (b) thereof and substituting the date "July 11, 1997."

     4.   Conforming Changes.
          ------------------

    The Commitment Letter and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

     5.   Continuing Validity.
          -------------------

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to the "Commitment Letter," "thereunder," "thereof," "therein," or words of like import referring to the Commitment Letter, shall mean and be a reference to the Commitment Letter, as amended hereby. Except as specifically set forth above, the Commitment Letter shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents, is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Commitment Letter or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Commitment Letter, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

    6.    Miscellaneous.
          -------------

          (a) This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

          (b) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          (c) THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE

COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

          (d) The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

     IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                       SILICON VALLEY EAST, a Division
                                         of Silicon Valley Bank



                                       By:/s/ James C. Maynard
                                          -------------------------------
                                          Name:  James C. Maynard
                                          Title: Vice President

                                       SILICON VALLEY BANK



                                       By:/s/ Amy Young
                                          -------------------------------
                                          Name:  Amy Young
                                          Title: AVP
                                          (signed in Santa Clara, CA)

                                       TRANSWITCH CORPORATION



                                       By:/s/ M.F. Stauff
                                          -------------------------------
                                          Name:  M.F. Stauff
                                          Title: Sr. Vice President

                                  SCHEDULE A
                                      to
                                  SCHEDULE I



With respect to:

     Item 10.  Subsidiaries.  The borrower has the following subsidiaries:
               ------------

                              TranSwitch Europe N.V./S.A.
                              Tervurenlaan 252-254
                              1150 Brussels, Belgium

                              TranSwitch Corporation Taiwan Branch
                              13-3F
                              30 Pei Ping East Road
                              Taipei, Taiwan

                                                                       Exhibit A

                            COMPLIANCE CERTIFICATE

TO:          SILICON VALLEY BANK

FROM:        TRANSWITCH CORPORATION

     The undersigned authorized officer of TranSwitch Corporation (the "Borrower") hereby certifies that in accordance with the terms and conditions of the Commitment Letter dated as of July 1, 1993 from Silicon Valley Bank (the "Bank") to the Borrower, as amended through the date hereof (the "Agreement"),
(i) Borrower is in complete compliance for the period ending ____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 Please indicate compliance status by checking Yes/No under "Complies" column.



         Reporting Covenant                     Required                           Complies
         ------------------                     --------                           --------
Quarterly financial statements (10Q)   Quarterly within 45 days                Yes [_]   No [_]
Annual statements (CPA Audited)        FYE within 100 days                     Yes [_]   No [_]
A/R & A/P Agings                       Monthly within 25 days when borrowing   Yes [_]   No [_]
A/R Audit                              Annual                                  Yes [_]   No [_]


         Financial Covenant                Required            Actual              Complies
         ------------------                --------            ------              --------
Maintain on a monthly basis:
  Minimum Quick Ratio                       1.25:1              ___:1          Yes [_]   No [_]
  Minimum Tangible Net Worth              $11,000,000                          Yes [_]   No [_]
  Maximum Debt/Tangible Net Worth           1.25:1              ___:1          Yes [_]   No [_]
  Minimum Cash + net working
    capital availability                  $ 4,000,000                          Yes [_]   No [_]

Profitability:
  Quarter ending 6/30/97                  $(1,200,000)                         Yes [_]   No [_]
  Quarter ending 9/30/97                  $(1,300,000)                         Yes [_]   No [_]
  Quarter ending 12/31/97                 $(  750,000)                         Yes [_]   No [_]
  Each quarter after 12/31/97             $(  600,000)                         Yes [_]   No [_]

Comments Regarding Exceptions: See Attached.

Sincerely,


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